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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): October 9, 2000


                           MERCER INTERNATIONAL INC.
            (Exact Name of Registrant as Specified in Its Charter)


                                  Washington
                           (State of Incorporation)


             0-9409                                91-6087550
    (Commission File Number)          (I.R.S. Employer Identification No.)


                  Giesshubelstrasse 15, Zurich, Switzerland, 8045
         (Address of Principal Executive Offices, including Zip Code)


                               41 (1) 201 7710
             (Registrant's Telephone Number, including Area Code)


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ITEM 5.  OTHER EVENTS

Mercer International Inc. will present investor relations material during the week of October 9, 2000. The investor relations material is attached hereto as Exhibit No. 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibit(s).

Exhibit Number            Description
--------------            -----------

     99.1 Mercer International Inc. investor relations material.


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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                             MERCER INTERNATIONAL INC.

                                             By:   /s/ Jimmy S.H. Lee
                                                 ----------------------
                                                 Jimmy S.H. Lee
                                                 Chairman

Date:  October 9, 2000


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                           MERCER INTERNATIONAL INC.
                                   FORM 8-K

                                EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------

     99.1 Mercer International Inc. investor relations material.